Exhibit 35.1

Statement of Compliance of the Bank of New York

I, Joseph Panepinto, Vice President - The Bank of New York, a New York corporation (the "Trustee"), state:

(a) A review of the Trustee's activities for the period from January 1, 2007 through December 31, 2007 (the "Reporting Period") and of the Trustee's performance under the indenture applicable to the trusts listed on the attached schedule has been made under my supervision (hereinafter referred to as the "Indenture").

(b) To the best of my knowledge and based on such review, the Trustee has fulfilled all of its obligations under the Indenture in all material respects throughout the Reporting Period for Protective Life Secured Trust Notes.

The Bank of New York, As Trustee
Date: March 14, 2008	/s/ JOSEPH PANEPINTO Joseph Panepinto Vice President

Schedule of Trusts

Protective Life Secured Trust 2003-1
Protective Life Secured Trust 2006-2
Protective Life Secured Trust 2006-3
Protective Life Secured Trust 2006-4
Protective Life Secured Trust 2006-5
Protective Life Secured Trust 2006-6
Protective Life Secured Trust 2006-7
Protective Life Secured Trust 2006-8
Protective Life Secured Trust 2006-9
Protective Life Secured Trust 2006-10
Protective Life Secured Trust 2006-11
Protective Life Secured Trust 2006-12
Protective Life Secured Trust 2006-13
Protective Life Secured Trust 2006-14
Protective Life Secured Trust 2006-15
Protective Life Secured Trust 2006-16
Protective Life Secured Trust 2006-17
Protective Life Secured Trust 2006-18
Protective Life Secured Trust 2006-19
Protective Life Secured Trust 2006-20
Protective Life Secured Trust 2006-21
Protective Life Secured Trust 2006-22
Protective Life Secured Trust 2007-A
Protective Life Secured Trust 2007-B
Protective Life Secured Trust 2007-C
Protective Life Secured Trust 2007-D
Protective Life Secured Trust 2007-1
Protective Life Secured Trust 2007-2
Protective Life Secured Trust 2007-3
Protective Life Secured Trust 2007-4
Protective Life Secured Trust 2007-5
Protective Life Secured Trust 2007-6
Protective Life Secured Trust 2007-7
Protective Life Secured Trust 2007-8
Protective Life Secured Trust 2007-9
Protective Life Secured Trust 2007-10
Protective Life Secured Trust 2007-11
Protective Life Secured Trust 2007-12
Protective Life Secured Trust 2007-13
Protective Life Secured Trust 2007-14
Protective Life Secured Trust 2007-15
Protective Life Secured Trust 2007-16
Protective Life Secured Trust 2007-17
Protective Life Secured Trust 2007-18
Protective Life Secured Trust 2007-19
Protective Life Secured Trust 2007-20
Protective Life Secured Trust 2007-21
Protective Life Secured Trust 2007-22